Exhibit 99.1

EXTENSION AGREEMENT

The undersigned hereby agree to extend for an additional one hundred and eighty (180) days the forty-five (45) day IP Diligence Issue time period set forth in Section 4(b)(i) of that certain Agreement (the “Agreement”) dated as of the 30th day of March, 2007 between SEQUIAM CORPORATION, a California corporation and BIOMETRICS INVESTORS, L.L.C., a Delaware limited liability company. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. Except for the foregoing extension, nothing herein shall be deemed to waive, amend or modify any provision of the Agreement.

Dated: April ____, 2007

SEQUIAM CORPORATION

By: ______________________________
Its: ______________________________

BIOMETRICS INVESTORS, L.L.C.

By: ______________________________
Its: ______________________________